Exhibit 10.4(a)

AMENDMENT TO
LICENSE AGREEMENT

This Amendment (“Amendment”) is made as of the 23rd day of October, 1998, by and between Pharmacia & Upjohn AB, a corporation organized and existing under the laws of Sweden with an operating office at Lindhagensgatan 133, SE-11287 Stockholm, Sweden (“P&U”); and ImmunoGen, Inc., a Massachusetts corporation with an operating office at 333 Providence Highway, Norwood, Massachusetts 02062, USA (“ImmunoGen”).

WHEREAS, the parties hereto desire to amend the License Agreement between P&U and ImmunoGen dated as of June 1, 1998 (the “Agreement”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      DEFINITIONS

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

2.                                      AMENDMENTS

2.1                                 The Agreement is hereby amended by adding as Section 1.9 a definition of “C242” as follows:

“C242” shall mean any antibody or fragment thereof which binds to the same epitope as the antibody produced by hybridoma cell line C242:II, which cell line has ECACC identification number 90012601.

2.2                                 The Agreement is hereby amended by adding as Section 1.10 a definition of “May” as follows:

“May” shall mean any maytansinoid drug, including, but not limited to, maytansine and DM1, whether produced by natural fermentation or chemical synthesis.

2.3                                 The Agreement is hereby amended by revising the definition of “Field” in Section 1.2 to mean “the palliative, therapeutic or prophylactic treatment of human disease.”

2.4                                 The Agreement is hereby amended by revising the definition of “Licensed Product” in Section 1.4 to mean “a C242-May conjugate.”

2.5                                 The Agreement is hereby amended by inserting in Section 2.1(a) the words “which are or may be” prior to “useful in the Field” in the sixth line.

2.6                                 The Agreement is hereby amended by replacing in Section 6.1(a) the words “fifteen (15)” with “thirty (30)” in the second line, and by replacing in Section 6.1(a) the words “sixty (60)” with “ninety (90)” in the fourth line.

2.7                                 The Agreement is hereby amended by adding the following words to the last sentence of Section 6.4: “, and in no event shall the obligations of any such Sublicensee under any such written agreement be greater than the obligations of IMMUNOGEN to P&U set forth herein.”

3.                                      EFFECT

Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal as of the date first written above by their respective officers thereunto duly authorized.

IMMUNOGEN, INC.

By:	/s/ Mitchel Sayare

PHARMACIA & UPJOHN AB

By:	/s/ [ILLEGIBLE]